Exhibit # 10.14

                  Subscription Agreement - Common Stock

                                    EXHIBIT C

                             SUBSCRIPTION AGREEMENT

                                  (IRREVOCABLE)

                             SUBSCRIPTION AGREEMENT

                                  (IRREVOCABLE)

Competitive Companies, Inc.
Attn: Chief Executive Officer

        1. General. Pursuant to the terms of the offer made by Competitive Companies, Inc. (the "Company") contained in the Company's Confidential Private Offering Memorandum dated August 1, 1998, (said Memorandum, including the exhibits and attachments thereto, being hereinafter called the "Memorandum"), the undersigned hereby tenders this subscription and applies for the purchase of the number of shares (the "Shares") set forth on the signature page of this Agreement, of the Company's common stock, par value $.001 per share (the "Common Stock"), at a purchase price of $1.00 per Share with a minimum purchase of 20,000 Shares ($20,000). (Fractional Shares may be purchased at the discretion of the Company.)

Terms not defined herein are defined in the Memorandum.

        2. Representations and Warranties. In order to induce the Company to accept this subscription, the undersigned hereby represents and warrants to, and covenants with, the Company (and others) as follows:

                 (i) The undersigned has received and carefully reviewed the Memorandum, and except for the Memorandum, the undersigned has not been furnished with any other materials or literature relating to the offer and sale of the Securities, and the undersigned agrees this subscription is irrevocable with the purchase price being non-refundable except as otherwise expressly stated in the Memorandum;

                 (ii) The undersigned has had a reasonable opportunity to ask questions of and receive answers from the Company concerning the Company and the offering to which the Memorandum relates, and all such questions, if any, have been answered to the full satisfaction of the undersigned;

                 (iii) The undersigned has such knowledge and expertise in financial and business matters such that the undersigned is capable of evaluating the merits and risks involved in an investment in the Shares;

                 (iv) The Confidential Purchaser Questionnaire being delivered by the undersigned to the Company simultaneously herewith is true, complete and correct in all material respects; and the undersigned understands that the Company has determined that the exemption from the registration provisions of the Securities Act of 1933, as amended (the "Act"), which is based upon non-public offerings are applicable to the offer and sale of the Shares, based, in part, upon the representations, warranties and agreements made by the undersigned herein and in the Confidential Purchaser Questionnaire referred to above;

                  (v) Except as set forth in the Memorandum, no representations or warranties have been made to the undersigned by the Company or any agent, employee or affiliate of the Company and in entering into this transaction the undersigned is not relying upon any information, other than that contained in the Memorandum and the results of independent investigation by the undersigned;

                 (vi) The undersigned understands that (a) the Shares have not been registered under the Act or the securities laws of any state, based upon an exemption from such registration requirements for non-public offerings pursuant to Regulation D under the Act; (b) the Shares may be "restricted securities" as said term is defined in Rule 144 of the Rules and Regulations promulgated under the Act; (c) the Shares may not be sold or otherwise transferred unless they have been first registered under the Act and all applicable state securities laws, or unless exemptions from such registration provisions are available with respect to said resale or transfer; (d) other than as set forth in the Memorandum, the Company is under no obligation to register the Shares under the Act or any state securities laws, or to take action to make any exemption from any such registration provisions available; (e) the certificates for the Shares may bear a legend to the effect that the transfer of the securities represented thereby is subject to the provisions hereof; and (f) stop transfer instructions may be placed on the Shares;

                 (vii) The undersigned is acquiring the Shares solely for the account of the undersigned, for investment purposes only, and not with a view towards the resale or distribution thereof;

                 (viii) The undersigned will not sell or otherwise transfer any of the Shares, or any interest therein, unless and until (a) said Shares shall have first been registered under the Act and all applicable state securities laws; or (b) the undersigned shall have first delivered to the Company a written opinion of counsel (which counsel and opinion in form and substance shall be reasonably satisfactory to the Company), to the effect that the proposed sale or transfer is exempt from the registration provisions of the Act and all applicable state securities laws;

                 (ix) The undersigned has full power and authority to execute and deliver this Subscription Agreement and to perform the obligations of the undersigned hereunder; and this Subscription Agreement is a legally binding obligation of the undersigned in accordance with its terms;

                 (x) The undersigned is, if applicable, an "accredited investor", as such term is defined in Regulation D of the Rules and Regulations promulgated under the Act and as set forth in the Confidential Purchaser Questionnaire;

                 (xi) The undersigned understands and acknowledges that no Selling Agent makes any representations or warranties as to the accuracy or completeness of the information contained in the Memorandum; and

                 (xii) The undersigned has carefully reviewed the jurisdictional notices listed below and agrees to abide by any restrictions contained therein applicable to the undersigned.

        Any foreign subscriber shall be deemed to agree by making the subscription hereunder to be fully responsible and liable to undertake all steps necessary for the Offering and the Company to be fully registered in the jurisdiction/country of the subscriber.

                             JURISDICTIONAL NOTICES

For Residents of All States

         THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE UPON EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE SECURITIES OFFERED HEREBY HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Legend

         THE PRESENCE OF A LEGEND FOR ANY GIVEN STATE REFLECTS ONLY THAT A LEGEND MAY BE REQUIRED BY THAT STATE AND SHOULD NOT BE CONSTRUED TO MEAN AN OFFER OR SALE MAY BE MADE IN ANY PARTICULAR STATE. THIS MEMORANDUM MAY BE SUPPLEMENTED BY ADDITIONAL STATE LEGENDS WITHOUT NOTICE. IF YOU ARE UNCERTAIN AS TO WHETHER OR NOT OFFERS OR SALES MAY BE LAWFULLY MADE IN ANY GIVEN STATE, YOU ARE ADVISED TO SPEAK WITH YOUR OWN LEGAL COUNSEL.

Rescission

         ONE OR MORE STATES MAY REQUIRE AN INVESTOR BE PROVIDED WITH A STATUTORY RIGHT TO RESCISSION, AS IN THE CASE OF FLORIDA. IT IS THE DETERMINATION OF THE COMPANY TO, NEVERTHELESS, ALSO VOLUNTARILY TO OFFER A RIGHT OF RESCISSION TO EACH INVESTOR. THEREFORE, ANY INVESTOR MAY WITHDRAW HIS SUBSCRIPTION AGREEMENT AND RECEIVE A FULL REFUND OF ALL MONIES PAID , WITHIN THREE BUSINESS DAYS AFTER THE DATE CONSIDERATION FOR SUCH SECURITY IS DELIVERED TO THE ESCROW AGENT IDENTIFIED HEREIN. ANY INVESTOR THAT PURCHASES SECURITIES IS ENTITLED TO EXERCISE THE FOREGOING RESCISSION RIGHT BY TELEGRAM OR LETTER NOTICE TO
COMPETITIVE COMPANIES, INC., 11731 STERLING AVENUE, SUITE F, RIVERSIDE, CALIFORNIA 92503. ANY TELEGRAM OR LETTER SHOULD BE SENT OR POSTMARKED PRIOR TO THE END OF THE THIRD BUSINESS DAY. A LETTER SHOULD BE MAILED BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ENSURE ITS RECEIPT AND TO EVIDENCE THE TIME OF MAILING. TO THE EXTENT ANY OTHER RESCISSION RIGHT APPLIES UNDER LAW, AS IN THE CASE OF FLORIDA RESIDENTS, SUCH RESCISSION RIGHT SHALL CONTROL TO THE EXTENT OF ANY CONFLICT WITH THIS PARAGRAPH.

NASSAA Uniform Legend

         IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE PERSON OR ENTITY CREATING THE SECURITIES AND THE TERMS OF THIS OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY FEDERAL OR STATE SECURITIES COMMISSIONS OR REGULATORY AUTHORITIES. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT, AND THE APPLICABLE STATE SECURITIES LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

Blue Sky Notices

         IT IS ANTICIPATED THAT THE SECURITIES DESCRIBED HEREIN MAY BE OFFERED FOR SALE IN SEVERAL STATES. THE SECURITIES BLUE SKY LAWS OF SOME OF THOSE STATES REQUIRE THAT CERTAIN CONDITIONS AND RESTRICTIONS RELATING TO THE OFFERING BE DISCLOSED.

California Residents

         THE SECURITIES OFFERED HEREBY HAVE NOT BEEN QUALIFIED WITH THE CALIFORNIA DEPARTMENT OF CORPORATIONS NOR HAS THE CALIFORNIA DEPARTMENT OF CORPORATIONS PASSED UPON THE ADEQUACY OR ACCURACY OF THIS MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE CALIFORNIA COMMISSIONER OF CORPORATIONS DOES NOT RECOMMEND OR ENDORSE THE PURCHASE OF THESE SECURITIES.

Colorado Residents

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE COLORADO SECURITIES ACT OF 1981, BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF TO ANY
PERSON OR ENTITY UNLESS THEY ARE SUBSEQUENTLY REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

Connecticut Residents

         THE SECURITIES REFERRED TO HEREIN WILL BE SOLD PURSUANT TO THE EXEMPTION SET OUT IN SECTION 36490(B)(9) OF THE CONNECTICUT UNIFORM SECURITIES ACT. THE SHARES HAVE NOT BEEN REGISTERED UNDER SAID ACT IN THE STATE OF CONNECTICUT. THE SHARES CANNOT BE SOLD OR TRANSFERRED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER SUCH ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION UNDER SUCH ACT. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE CONNECTICUT BANKING COMMISSIONER NOR HAS THE COMMISSIONER PASSED UPON THE ACCURACY OR ADEQUACY OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

Florida Residents

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE FLORIDA SECURITIES ACT IN RELIANCE UPON EXEMPTION PROVISIONS CONTAINED THEREIN. SECTION 517.061(11) OF THE FLORIDA SECURITIES ACT (THE "FLORIDA ACT") THAT ANY PURCHASER OF SECURITIES IN FLORIDA WHICH ARE EXEMPTED FROM REGISTRATION UNDER SECTION
517.061(11) OF THE FLORIDA ACT MAY WITHDRAW HIS SUBSCRIPTION AGREEMENT AND RECEIVE A FULL REFUND OF ALL MONIES PAID, WITHIN THREE BUSINESS DAYS AFTER THE LATER OF (1) THE DATE HE TENDERS CONSIDERATION FOR SUCH SECURITIES AND (2) THE DATE THIS STATUTORY RIGHT OF RESCISSION IS COMMUNICATED TO HIM. ANY RESIDENT WHO PURCHASES SECURITIES IS ENTITLED TO EXERCISE THE FOREGOING STATUTORY RESCISSION RIGHT BY TELEGRAM OR LETTER NOTICE TO COMPETITIVE COMPANIES, INC., 11731 STERLING AVENUE, SUITE F, RIVERSIDE, CALIFORNIA 92503. ANY TELEGRAM OR LETTER SHOULD BE SENT OR POSTMARKED PRIOR TO THE END OF THE THIRD BUSINESS DAY. A LETTER SHOULD BE MAILED BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ENSURE ITS RECEIPT AND TO EVIDENCE THE TIME OF MAILING.

Illinois Residents

         THESE SECURlTIES HAVE NOT BEEN REGISTERED UNDER SECTION 5 OF THE ILLINOIS SECURITIES ACT OF 1953. THE SECURITIES MAY NOT BE RESOLD, TRANSFERRED OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS SUBSEQUENTLY REGISTERED UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

Michigan Residents

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE MICHIGAN SECURITIES ACT AND ARE OFFERED AND SOLD PURSUANT TO AN EXEMPTION THEREFROM. THE SECURITIES CANNOT BE SOLD OR TRANSFERRED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER SUCH ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION UNDER SUCH ACT.

Missouri Residents

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER 'THE SECURITIES ACT OF 1933, AS AMENDED, OR THE MISSOURI UNIFORM SECURITIES ACT, BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF TO ANY
PERSON OR ENTITY UNLESS THEY ARE SUBSEQUENTLY REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

Nebraska Residents

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES ACT OF NEBRASKA, BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF TO ANY
PERSON OR ENTITY UNLESS THEY ARE SUBSEQUENTLY REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

Nevada Residents

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE NEVADA SECURITIES ACT, BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS THEY ARE SUBSEQUENTLY REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

New Jersey Residents

         THESE SECURITIES ARE OFFERED IN RELIANCE ON AN EXEMPTION FROM REGISTRATION UNDER THE NEW JERSEY UNIFORM SECURITIES LAW AND HAVE NOT BEEN REGISTERED UNDER SAID LAW. THEY MAY NOT BE RE-OFFERED FOR SALE, TRANSFERRED OR RESOLD WITHOUT COMPLIANCE WITH THE REGISTRATION PROVISIONS OF SAID LAW OR AN EXEMPTION THEREFROM. THE BUREAU OF SECURITIES OF NEW JERSEY HAS NOT PASSED UPON THE ACCURACY OR COMPLETENESS OF THIS MEMORANDUM AND DOES NOT RECOMMEND OR ENDORSE THE PURCHASE OF THE SHARES.

New Mexico Residents

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES BUREAU OF THE NEW MEXICO DEPARTMENT OF REGULATION AND LICENSING, NOR HAS THE SECURITIES BUREAU PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

New York Residents

         THIS MEMORANDUM HAS NOT BEEN FILED WITH OR REVIEWED BY THE NEW YORK ATTORNEY GENERAL PRIOR TO ITS ISSUANCE AND USE. THE ATTORNEY GENERAL HAS NOT PASSED ON NOR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL. ALL DOCUMENTS, RECORDS AND BOOKS PERTAINING TO THIS INVESTMENT WILL BE MADE AVAILABLE FOR INSPECTION BY EACH NEW YORK INVESTOR AND HIS OR HER ATTORNEY OR HIS OR HER ACCOUNTANT OR HIS OR HER PURCHASER REPRESENTATIVE, AND THE BOOKS AND RECORDS OF THE ISSUER WILL BE AVAILABLE, UPON REASONABLE NOTICE, FOR INSPECTION BY INVESTOR AT REASONABLE HOURS AT ITS PRINCIPAL PLACE OF BUSINESS.

Pennsylvania Residents

         EACH SUBSCRIBER WHO IS A PENNSYLVANIA RESIDENT HAS THE RIGHT TO CANCEL AND WITHDRAW HIS SUBSCRIPTION AND HIS PURCHASE OF SHARES THEREUNDER, UPON WRITTEN NOTICE TO THE COMPANY GIVEN WITHIN TWO BUSINESS DAYS FOLLOWING THE RECEIPT BY THE COMPANY OF HIS EXECUTED SUBSCRIPTION AGREEMENT. ANY NOTICE OF CANCELLATION OR WITHDRAWAL SHOULD BE MADE BY TELEGRAM OR CERTIFIED OR REGISTERED MAIL AND WILL BE EFFECTIVE UPON DELIVERY TO WESTERN UNION OR DEPOSIT IN THE UNITED STATES MAIL, POSTAGE OR OTHER TRANSMITTAL FEES PREPAID. UPON SUCH CANCELLATION OR WITHDRAWAL, THE SUBSCRIBER WILL HAVE NO OBLIGATION OR DUTY UNDER THE SUBSCRIPTION AGREEMENT TO THE COMPANY OR ANY OTHER PERSON AND WILL BE ENTITLED TO THE FULL RETURN OF ANY AMOUNT PAID BY HIM, WITHOUT INTEREST.

     NEITHER THE PENNSYLVANIA SECURITIES COMMISSION NOR ANY OTHER AGENCY PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. REPRESENTATION TO THE CONTRARY IS UNLAWFUL. SUBSCRIBERS MAY NOT SELL THEIR SHARES FOR ONE YEAR FROM THE DATE OF PURCHASE IF SUCH A SALE WOULD VIOLATE SECTION 203(D) OF THE PENNSYLVANIA SECURITIES ACT.

Utah Residents

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE UTAH SECURITIES ACT AND ARE OFFERED AND SOLD PURSUANT TO AN EXEMPTION THEREFROM. THE SECURITIES CANNOT BE SOLD OR TRANSFERRED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER SUCH ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION UNDER SUCH ACT.

The undersigned has executed this Subscription Agreement this
day of                      , 199

                                                  SIGNATURE PAGE

Organization Signature:                            Individual Signature:




BY:

                                                    Signature(s)



Print Name & Title of Person                       Print Name(s)
Signing

                                                   Print Name(s)


Number of Shares Subscribed for:

                      (All Subscribers should please print information below exactly as they wish it to appear in the records of the Company.)

                                       Social Security Number of Individual or
                                         Other Taxpayer I.D. Number

                                                            Address:


                                Number and Street

                  City                     State             Zip Code

Please check the box to indicate the form of ownership (if applicable):

             TENANTS-IN-COMMON                   JOINT TENANTS WITH RIGHT OF
        (Both parties must sign above)              SURVIVORSHIP
                                               (Both parties must sign above)

                                                  TENANTS BY THE ENTIRETIES
                                                (Both parties must sign above)

                           ACCEPTANCE OF SUBSCRIPTION

                                            Competitive Companies, Inc.




     The foregoing subscription is hereby accepted this day of , 199 , for Shares.

                          Competitive Companies, Inc.,

                                                   BY:

                          ITS: Chief Executive Officer

129

                                    EXHIBIT D

                      CONFIDENTIAL PURCHASER QUESTIONNAIRE

                                  (INDIVIDUAL)

                     Competitive Companies Inc. ("COMPANY")

              CONFIDENTIAL PURCHASER QUESTIONNAIRE FOR INDIVIDUALS

Purpose of this Questionnaire

        Subject to adjustment, the Company is offering up to 950,000 Shares of the common stock, par value $.001 per share (the "Common Stock"), of Competitive Companies, Inc., pursuant to a Confidential Private Offering Memorandum of the Company dated August 1, 1998, at a purchase price of $1.00 per Share (minimum purchase 20,000 Shares---$20,000) without registration under the Securities Act of 1933, as amended (the "Act"), or the securities laws of any state, in reliance on the private offering exemptions contained in Sections 3(b), 4(2) and/or 4(6) of the Act and/or in Regulation D of the General Rules and Regulations under the Act and in reliance on similar exemptions under applicable state laws. The Company must determine that an individual meets certain suitability requirements before selling (or, in some states, offering) Shares to such individual. This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy Shares or any other security.

1.      Name and Address.  Please provide the following personal information:

Name
Age

Residence
Address:

(including Zip Code)


Business
Address

(including Zip Code)


Telephone:      Res.:   (                     )
                Bus.:   (                     )


Preferred Mailing Address:       Residence                 Business


2. Accredited Investor Status. Please answer Question 2 by marking the appropriate item below. As indicated below, Question 3 need only be answered if all of the answers to Question 2 are "No".

                (i) Did your individual annual income during each of the last two years exceed $200,000 and do you expect your annual income during the current year to exceed $200,000, or did your joint annual income (together with your spouse) during each of the last two years exceed $300,000 and do you expect your joint annual income during the current year to exceed $300,000?

                                             Yes              No

                (ii) If the answer to the preceding question was no, does your individual or joint (together with your spouse) net worth exceed $300,000?

                                             Yes              No

                (iii) If your answer to Question 2(i) and 2(ii) was no, are you an executive officer or director of the Company?

                                             Yes              No

3. Citizenship. If you are not a citizen of the United States of America, please indicate your citizenship:



4.      Investor Suitability Information.

Occupation                                                        or
Profession:

Nature                                                            of
Business:

Name                                                              of
Employer:

Address:
                                    (Street)

   (City)            (State)                                     (Zip Code)

Current Position or Title:

Period                                              Employed:


Do you have sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks associated with investing in the Company?

                                                                     -----
                          Yes                                 No

Please briefly describe the basis of your knowledge and experience:

5. By signing this Questionnaire, I hereby confirm the following statements:

        (a) I am aware that the offering of Securities comprising the Shares may involve "restricted securities", as said term is defined in Rule 144 of the Rules and Regulations promulgated under the Act, and that they, or any interest therein may not be sold or otherwise transferred unless they have first been registered under the Act and all applicable state securities laws, or unless an exemption from such registration provisions is available with respect to any such resale or transfer.

        (b) I acknowledge that any delivery to me of offering materials relating to the Shares prior to the determination by the Company of my suitability as an investor shall not constitute an offer of the Shares until such determination of suitability shall be made, and I agree that I shall promptly return the offering materials to the Company upon request.

        (c) My answers to the foregoing questions are true and complete to the best of my information and belief, and I will promptly notify the Company of any changes in the information I have provided.

                                  Printed Name

                                                            Signature

                                                            Date

                                    EXHIBIT E

                      CONFIDENTIAL PURCHASER QUESTIONNAIRE

                                 (ORGANIZATION)

                     Competitive Companies, Inc. ("COMPANY")

             CONFIDENTIAL PURCHASER QUESTIONNAIRE FOR ORGANIZATIONS

Purpose of this Questionnaire

        Subject to adjustment, the Company is offering up to 950,000 Shares of the common stock, par value $.001 per share (the "Common Stock"), of Competitive Companies, Inc., pursuant to a Confidential Private Offering Memorandum of the Company dated August 1, 1998, at a purchase price of $1.00 per Share (minimum purchase 20,000 Shares---$20,000) without registration under the Securities Act of 1933, as amended (the "Act"), or the securities laws of any state, in reliance on the private offering exemptions contained in Sections 3(b), 4(2) and/or 4(6) of the Act and/or in Regulation D of the General Rules and Regulations under the Act, and in reliance on similar exemptions under applicable state laws. The Company must determine that an organization meets certain suitability requirements before selling (or, in some states, offering) Shares to such entity. This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy Shares or any other security.

1. Name and Address. Please print or type the following information about the organization:

Name of
Organization:

Address    of  Principal
Office:
(including Zip Code)


Telephone     No.:                (                )
Fax           No.:                (               )



Type of Organization (e.g., corporation, trust, limited partnership, general partnership):





2. Information Regarding Principals. Please provide the name, address, position or title, age and citizenship of the executive officer, trustee or general partner authorized to act with respect to investments by the Organization generally.

                                          Position

Name          Address                     or Title         Age     Citizenship











3. Business Description. Please describe the business of the Organization.:






4. Authority. Please provide the following information concerning the Organization's authority to subscribe for the purchase of Shares: Indicate by check mark whether permission or authorization from any person other than the person listed in the answer to Question 2 is necessary in order for the Organization to effect the purchase of the Shares.

                                             Yes              No

5. Accredited Investor Status. Please answer Question 5.1 by marking the appropriate box below. As indicated below, Questions 5.2, 5.3, 5.4 and 5.5, if applicable, need only be answered if answer to 5.1 is "No".

        5.1 Does the organization qualify as (a) any of the types of entities as defined in Rule 501(a)(1) of Regulation D pursuant to the rules and regulations of the Securities and Exchange Commission, (b) a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, or (c) an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership not formed for the specific purpose of acquiring the securities offered hereby, with total assets in excess of $300,000?

                                             Yes              No

                       IF YOU ANSWER "YES" TO QUESTION 5.1, PLEASE PROCEED TO
                                                 QUESTION 7 BELOW

         5.2 If the Questionnaire is answered on behalf of a corporation, does each shareholder either (a) have an individual or joint (together with his spouse) net worth in excess of $300,000, or (b) expect to have an annual income during this year, and represent that he had an annual income during each of the last two years, in excess of $200,000 (or joint annual income in excess of $300,000)?

                                             Yes              No

         5.3 If the Questionnaire is answered on behalf of a trust, does each beneficiary of the trust either (a) have an individual or joint (together with his spouse) net worth in excess of $300,000 or (b) expect to have an annual income during this year, and represent that he had an annual income during each of the last two years, in excess of $200,000 (or joint annual income in excess of $300,000)?

                                             Yes              No

         5.4 If the Questionnaire is answered on behalf of a trust, does the trust have total assets in excess of $300,000 and was the trust not formed for the specific purpose of acquiring the securities offered hereby, whose purchase is directed by a "sophisticated person" as described in Question 6?

                                             Yes              No

         5.5 If the Questionnaire is answered on behalf of a partnership, does each partner (including general and limited partners) either (a) have an individual or joint (together with his spouse) net worth in excess of $300,000 or (b) expect to have an annual income during this year, and represent that he had an annual income during each of the last two years, in excess of $200,000 (or joint annual income in excess of $300,000)?

                                             Yes              No

          IF YOU ANSWER "YES" TO ANY OF QUESTIONS 5.1, 5.2, 5.3 OR 5.5,
                  PLEASE PROCEED TO QUESTION 7. HOWEVER, IF YOU
        ANSWER "YES" TO QUESTION 5.4, YOU MUST ANSWER ALL OF QUESTION 6.

6.       Sophistication of Decision-Maker.

         6.1 Please list all the educational institutions you have attended (including colleges, and specialized training schools) and indicate the dates attended and the degree(s) (if any) obtained from each.

>From - To                       Institution                       Degree










         6.2 Please provide the following information concerning your business experience:

         Describe, your present or most recent business or occupation. Please indicate such information as the nature of your employment, the principal business or your employer, the principal activities under your management or supervision and the scope (e.g., dollar volume, industry rank, etc.) of such activities.

7. By signing this Questionnaire, the undersigned hereby confirms the following statements:

         (a) I (We) am (are) aware that the proposed offering of the Shares may involve "restricted securities", as said term is defined in Rule 144 of the Rules and Regulations promulgated under the Act, and that they, or any interest therein may not be sold or otherwise transferred unless they have first been registered under the Act and all applicable state securities laws, or unless an exemption from such registration provisions is available with respect to any such resale or transfer.

         (b) I (We) acknowledge on behalf of the Organization named below that any delivery to such Organization of offering materials relating to the Shares prior to the determination by the Company of the suitability of the Organization as an investor shall not constitute an offer of the Shares until such determination of suitability shall be made, and that the offering materials shall be returned promptly to the Company upon request.

         (c) The  foregoing  statements  are true and accurate to the best of my
(our) information and belief and the Company will be notified promptly of any changes in the foregoing answers.

                               Print Name of Organization

                                By:
                                Signature of Officer, Trustee or  Partner
                                 Date:

                           COMPETITIVE COMPANIES, INC

                       Supplement dated December 11, 1998

                                       To

                 Private Placement Memorandum dated August 1, 1998

Due to potential delays in filing a Registration Statement to raise additional funds which would be caused by a Rule 504 Offering, please be advised that all shares of Common Stock sold by the Company under the Memorandum have been sold and are being sold under Rule 506, and thus are Restricted Securities under Rule 144 of the Securities Act of 1933, as amended.

LIMITED LIQUIDITY.

The shares of Common Stock sold in this Offering as well as those owned by Affiliates are deemed "restricted securities" as that term is defined under the Securities Act, and in the future may be sold under Rule 144. Rule 144 provides, in essence, that a person holding restricted securities for a period of one (1) year may sell every three (3) months, in brokerage transactions and/or market maker transactions, an amount equal to the greater of (a) one percent (1%) of the Corporation's issued and outstanding Common Stock or (b) the average weekly* trading volume of the Common Stock during the four (4) calendar weeks prior to such sale. Rule 144 also permits, under certain circumstances, the sale of shares without any quantity limitation by a person who is not an affiliate of the Corporation and who has satisfied a two (2) year holding period.

However, to address this problem, the Company will grant all purchasers in this Offering at no additional cost Registration Rights pursuant to which the Investors will be allowed to sell their stock along with the Company when, and if, the Company sells stock for the first time in an IPO under an SEC Registration Statement. Investors will be subject to the same conditions as the Company in selling under such Registration Statement, including the Prospectus delivery requirements. The Company will provide all necessary Prospectus to selling Brokers and Investors to meet this requirement.

Prior to this offering, there has been no public market for the Common Stock of the Corporation; and no prediction can be made as to when, if ever, a public market for the Common Stock will develop. If a public market for the Common Stock does develop at a future time, sales of shares by shareholders of substantial amounts of Common Stock of the Corporation in the public market could adversely affect the prevailing market price and could impair the Corporation's future ability to raise capital through the sale of its equity securities.

POSSIBLE FUTURE ISSUANCE OF ADDITIONAL SHARES BY THE CORPORATION.

The Corporation's Articles of Incorporation authorizes the issuance of 50,000,000 shares of Common Stock. Upon the sale of the maximum number of shares offered hereby, approximately 37% of the Corporation's authorized Common Stock may remain unissued. The Corporation's Board of Directors has the power to issue substantial additional shares and the right to determine the voting, dividend, conversion, liquidation, preferences and other conditions of the shares without Shareholder approval. Management presently anticipates that it may choose to issue such shares to acquire business interests or other types of property in the future.

 relating to the market for penny stocks, in connection with trades in any stock defined as a penny stock. The SEC has adopted regulations that generally define a penny stock to be any equity security that has a market price of less than $5.00 per share, subject to certain exceptions. Under such rule, broker/dealers who recommend such securities to persons other than established customers and accredited investors must make a special written suitability determination for the purchaser and receive the purchaser's written agreement to a transaction prior to sale.

 The Company's Common Stock will fall within the definitional scope of a penny stock, and as such, the market liquidity for the Company's securities could be severely affected. The regulations on penny stocks could limit the ability of broker/dealers to sell the Company's securities and thus the ability of purchasers of the Company's securities to sell their securities in the secondary market, if such a market ever exists.

 THE FOREGOING RISK FACTORS DO. NOT PURPORT TO BE A COMPLETE EXPLANATION OF ALL THE RISKS INVOLVED IN THIS OFFERING. POTENTIAL INVESTORS SHOULD READ THIS ENTIRE PRIVATE PLACEMENT MEMORANDUM BEFORE DETERMINING TO INVEST IN THE COMPANY, SHOULD BE FAMILIAR WITH THE COMPANY'S BUSINESS IN GENERAL, AND SHOULD CONSULT THEIR OWN LEGAL, FINANCIAL AND TAX ADVISORS WITH RESPECT TO AN INVESTMENT IN THE COMPANY.

 Based upon the foregoing, I elect to continue my investment in the Offering.

Signed:

Name:

Date: